                                                                                                         Exhibit 32.1

                                                  CERTIFICATION PURSUANT TO
                                  SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                   AS ADOPTED PURSUANT TO
                                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section  1350,  Chapter  63 of Title 18,  United  States  Code,  as  adopted  pursuant  to  Section  906 of the
Sarbanes-Oxley  Act of 2002, the  undersigned,  as Chief Executive  Officer of U.S. Can  Corporation  (the  "Company"),  does hereby certify that to the undersigned's knowledge:

1)       the  Company's  Quarterly  Report  on Form  10-Q  for the  period  ending  July 3,  2005  fully  complies  with  the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)       the information  contained in the Company's  Quarterly Report on Form 10-Q for the period ending July 3, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                /s/ Philip R. Mengel

                                                                Philip R. Mengel
                                                                Chief Executive Officer

                                                                Dated: August 16, 2005